UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12
CHINA HGS REAL ESTATE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Control #	China HGS Real Estate Inc. 2011 ANNUAL MEETING OF SHAREHOLDERS March 14, 2011 10:00 a.m. China Time 6 Xinghan Road, 19th Floor, Hanzhong City Shaanxi Province, PRC 723000

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on March 14, 2011

Notice is hereby given that the Annual Meeting of Shareholders of China HGS Real Estate Inc. (the “Company”) will be held at 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000 on Monday, March 14, 2011 at 10:00 a.m. China Time.

This notice is to inform you that the proxy materials for the Company’s 2011 Annual Meeting of Shareholders, including the 2010 Annual Report and proxy statement, are available on the Internet.  Follow the instructions below to view the proxy materials and vote online, or request paper or e-mail copies.

The proxy materials are available at www.2voteproxy.com/hgsh.

If you would like to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed on the reverse side of this notice on or before March 4, 2011 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1;
“FOR” PROPOSALS 2, 3 AND 4; AND “THREE YEARS” FOR PROPOSAL 5.

1. Election of Directors	01 – Xiaojun Zhu 02 – Shenghuei Luo 03 – Gordon H. Silver 04 – H. David Sherman 05 – Yuankai Wen
2. Ratification of appointment of Friedman LLP as independent registered public accountants of the Company for the fiscal year ending September 30, 2011
3. Approve the annual option grants to the Independent Directors as set forth in the Independent Director Agreements
4. Adopt a non-binding resolution to approve the compensation of our named executive officers (the “Say on Pay Vote”)
5. Advisory vote on the frequency of the Say on Pay Vote

You may immediately vote your proxy on the Internet at:

www.2voteproxy.com/hgsh

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EST) on March 13, 2011.
•	Please have this Notice available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.2voteproxy.com/hgsh.  Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 1-877-265-2368 in the U.S., using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send an email to shermina@laurelhill.com with “China HGS Materials Request” in the subject line.  The email must include:
•	The 11-digit control # located in the box in the upper left hand corner on the front of this notice.
•	Your preference to receive printed materials via mail –or– to receive an email with links to the electronic materials.
•	If you choose email delivery, you must include the email address.
•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” in the email.

DIRECTIONS

China HGS Real Estate Inc.
6 Xinghan Road, 19th Floor, Hanzhong City
Shaanxi Province, PRC 723000

From Shaanxi Hanzhong Airport

1. Head east on Min-Zhu Street (民主街) toward West Ring Road (西环路/西環路 )

2. Take the 2nd left onto Tian-Han Avenue (天汉大道/天漢大道)

3. Take the 2nd right onto Lian-Hu Road (莲湖路/蓮湖路)

4. Turn left at the 2nd cross street onto Bei-Tuan-Jie Street (北团结街/北團結街)

5. Slight right to stay on Bei-Tuan-Jie Street (北团结街/北團結街)

6. Slight right to merge onto Xing-Han Road (兴汉路/興漢路)

From Hanzhong Railway Station

1. Head south on Ren-Min Road (人民路) toward Bei-Yi Ring Road (北一环路/北一環路 )Go through 1 traffic circle

2. At the traffic circle, take the 3rd exit onto Xing-Han Road (兴汉路/興漢路 )